Exhibit 99.1

2020 ANNUAL STOCKHOLDERS MEETING DECEMBER 8, 2020 Reading International 1

Reading International DISCLAIMERS Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Although we believe our expectations expressed in such forward-looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities & Exchange Commission. This presentation is intended to summarize the projects on which we are working and our plan for moving our Company forward. Many of the projects are in their early stages and will be subject to various Governmental and Board approvals. Accordingly, no assurances can be given that the plans discussed herein will be achieved. Reading International 2

FINANCIAL RECONCILIATIONS We use EBITDA in the evaluation of our Company’s performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons: We believe that EBITDA is an accepted industry-wide comparative measure of financial performance. It is, in our experience, a measure commonly adopted by analysts and financial commentators who report upon the cinema exhibition and real estate industries, and it is also a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers, market expectations and our creditworthiness. It is widely accepted that analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States of America and it should not be considered in isolation or construed as a substitute for net income (loss) or other operations data or cash flow data prepared in accordance with generally accepted accounting principles in the United States for purposes of analyzing our profitability. The exclusion of various components, such as interest, taxes, depreciation and amortization, limits the usefulness of these measures when assessing our financial performance, as not all funds depicted by EBITDA are available for management’s discretionary use. For example, a substantial portion of such funds may be subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time. EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs that, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced. In addition to EBIT and EBITDA, we also use Adjusted EBITDA. Adjusted EBITDA – using the principles we consistently apply to determine our EBITDA, we further adjusted the EBITDA for certain items we believe to be external to our business and not reflective of our costs of doing business or results of operation. Specifically, we have adjusted for (i) gains on insurance recoveries, (ii) legal expenses relating to extraordinary litigation, (iii) adjustments for gains/losses relating to property sales, and (iv) any other items that can be considered non-recurring in accordance with the 2-year SEC requirement for determining an item is non-recurring, infrequent or unusual in nature. Reading International 3

DIVERSIFIED OWNER/OPERATOR OF REAL ESTATE & CINEMA ASSETS IN THREE COUNTRIES

Real Estate Portfolio

AUSTRALIA

- 549,580 SF — 5 mixed-use centers anchored by Reading Cinemas and 83 other third-party tenants
- 113,947 SF — undeveloped land adjacent to Auburn/Redyard
- 88,824 SF — 2 parcels improved with Reading Cinemas
- 8,956 SF — office building in Melbourne CBD (one third-party tenant)

NEW ZEALAND

- 161,071 RSF — a mixed-use center anchored by Reading Cinemas, parking lots and 4 other third-party tenants
- 146,082 SF — 4 parcels improved with Reading Cinemas and 1 third-party tenant
- 3,062,739 SF — undeveloped industrial land in Auckland (70.4 acres)

UNITED STATES

- 73,113 RSF — newly constructed retail/office building in NYC
- 21,000 SF — building in NYC with potential to build 96,000 SF (75% interest)
- 74,000 SF — 3 Off Broadway live theatre fee properties in NYC & Chicago
- 24,000 SF — office building in Culver City, CA (50% rented to third party)
- 8,800,000 SF — undeveloped land planned for residential in Coachella, CA (202 acres, 50% managing member interest)
- Reading Viaduct and adjacent properties in Philadelphia

Cinema Portfolio

AUSTRALIA

- 24 locations/190 screens
- 4th largest exhibitor in terms of box office*
- Brands – Reading Cinemas, State Cinema (arthouse)
- Operations began in 1996 – over 24 years of operating experience

NEW ZEALAND

- 12 locations/70 screens
- 3rd largest exhibitor in terms of box office*
- Brand – Reading Cinemas
- Operations began in 2002 – over 18 years of operating experience

UNITED STATES

- 24 locations/238 screens
- 10th largest exhibitor in terms of box office*
- Brands – Reading Cinemas, Consolidated Theatres, Angelika Film Center (arthouse)
- Operates in 7 states (including D.C.)
- Leading specialty exhibitor with Angelika Film Center brand and a market leader in Hawaii

*As of December 31, 2019
*Gross Box Office data excludes Joint Ventures

REAL ESTATE & CINEMA REVENUE SYNERGISTIC DIVERSIFICATION STRATEGY SUPPORTS THROUGH COVID-19 2019 2019 *Global Property 8% 92% *Global Cinema United States 55% Australia 37% New Zealand 8% Q3 2020 29% *Global Cinema 71% *Global Property 71% Australia 19% New Zealand 10% United States *Includes inter-segment revenue. Reading International 5

Reading International OUR MISSION REAL ESTATE & CINEMA While working to restore our Cinema business, We'll prudently use equity built up in our Real Estate to bridge OUR liquidity needs. We'll use undeveloped non-cash flowing assets THAT WOULD Require material capital to build value, But which have NOW appreciated in value. Reading International 6

COMMITTED TO PRESERVING LONG TERM STOCKHOLDER VALUE Dual Business Strategy Cinemas & Real Estate Pre-COVID, our relatively stable cinema cash flow allowed us to grow our real estate portfolio without disproportionately increasing our debt levels. Without our historic cinema cash flows, we’re rethinking our long-term real estate development strategy for certain assets. And, now it may make sense to sell some of those assets. Our focus will be on monetizing those development assets whose values have not been materially adversely impacted by COVID 19. International Diversification Australia, New Zealand & United States RDI offers sizable operations and assets in three countries - Australia, New Zealand and the United States As the world watched their measured and focused approach to COVID-19, our investments in Australia and New Zealand become even more compelling and strategic. Strong Balance Sheet Supported by Real Estate Portfolio As of September 30, 2020, RDI's Balance Sheet reflects almost $300 million in tangible real estate assets (valued on a historic cost basis). Diversified Property Portfolio – mixed-use centers, entertainment properties, office space, undeveloped industrial land, undeveloped land with residential entitlements. Experienced Management Team Disciplined approach to growth Our Management team, with years of experience in both the real estate and exhibition industries, is ready to, on the one hand, preserve the value in our real estate portfolio and, on the other hand, poised to usher our cinema business to recovery, post COVID-19. Today, our disciplined approach to cinema expansion which stopped us from paying high multiples for theaters that did not deserve it, has preserved our balance sheet value to date despite the impacts of COVID-19. Our Management team is confident that, once vaccines are in place, moviegoers will leave their small screens at home and return to the Big Screen, shared experience of cinema. Reading International 7

WE CONTINUE TO BELIEVE IN THE INDUSTRY LIKE IT HAS DONE SINCE THE BIRTH OF TELEVISION, THE CINEMA INDUSTRY WILL SURVIVE COVID-19 AND STREAMING Reports indicate moviegoers want to and will return to cinemas post COVID-19. Recent vaccine news should accelerate moviegoers return. Global moviegoers of all ages continue to embrace the shared community experience of movies on the Big Screen. Reopenings in China, Japan, Australia and New Zealand Despite many COVID-19 challenges, recent box office success of Croods 2 Evolving theatrical window may create opportunities - greater amount and variety of content. Shorter windows, but more choices. The Hollywood tentpoles cannot return investment without theatrical engagement. To provide consumers a compelling reason to leave the Small Screen, our Big Screen experience must consistently deliver an exceptional customer experience, at an affordable price. Reading International 8

STRONG RESPONSE TO UNPRECEDENTED COVID-19 CRISIS Re-negotiated, or are in the process of re-negotiating, virtually all 48 third party leases, as cinema tenant, to defer/abate occupancy costs As of 11/1/2020, deferred $12.3 million of occupancy costs with repayment terms up to 48 months As of 11/1/2020, abated $3.2 million in occupancy costs Due to prolonged impact of COVID-19, now seeking further reduction of occupancy costs in U.S. Negotiated rent relief, as landlord, with COVID-19 impacted tenants to ensure their long-term viability Postponed all non-essential capital projects Negotiated deferral or modified payment terms with key suppliers/vendors Accessed government subsidies for AU and NZ employees Australia – AU$11.4 million in JobKeeper subsidies received since April and thru November 2020 New Zealand – NZ$1.9 million received from Wage Subsidy program in 2020 Laid off 1,200 U.S. based cinema/live theatre hourly employees and certain corporate office employees, at the start of COVID-19 Completed G&A reductions Between 12/1/2019 and 12/1/2020, our annual G&A payroll costs reduced by approx. 10% Obtained necessary waivers from lenders to address COVID-19 impacts Filed for various tax benefits permitted by the CARES Act $5.1 million worth of tax refunds related to net operating loss deductions, in addition to employee retention tax credits Since the end of Q1 2020, we have not re-purchased any Class A RDI stock Reading International 9

GLOBAL REAL ESTATE STRATEGY 2021-2022 Considering the impacts of COVID-19, prioritize the health, safety and wellbeing of our customers, tenants, employees and communities to preserve the value of our real estate assets. Develop leasing and capital investment strategies that account for COVID-19 impacts, while executing on our Portfolio Strategy to engage and enrich our communities. Review non-core assets for monetization opportunities. Reading International 10

AU/NZ REAL ESTATE PORTFOLIO 8 multi-tenanted properties featuring 365,114 RSF (33,920 m2) of third-party space 89 existing third-party tenants occupying 348,098 SF (32,339 m2) 11 current vacant third-party tenant spaces 12,060 SF (1,120 m2) (excludes NZ vacancies) 16 third party leases, 43,691 SF (4,059 m2), coming due in 2021 113,947 SF (10,586 m2) of undeveloped land adjacent to Auburn/Redyard 3,062,739 SF (284,538 m2) of undeveloped land in Auckland *Data as of November 25, 2020 Reading International 11

newmarket VILLAGE Mixed-use development In affluent Brisbane suburb NEWMARKET VILLAGE ANCHORS AU REAL ESTATE PORTFOLIO 25.6% Reading Cinemas 22.5% Grocery & Drug store 19.3% Food & Beverage 12.6% Office 7.9% Medical related 6.9% Other Retail 3.5% Other Leisure 1.8% Vacant PROPERTY STATISTICS Third Party Tenants 46 Net Rentable Square Feet 164,990 SF (15,328 m2)* Average Occupancy as of 9/30/2020 98.2%* Weighted Average Lease Term 4.1 years** New Leases - 07/01/2020 to 11/30/2020 7,233 SF (672 m2) Renewed Leases - 07/01/2020 to 11/30/2020 1,819 SF (169m2) * Includes Reading Cinemas ** Reading Cinemas lease excluded from Weighted Average Lease Term Reading International 12

AUBURN/REDYARD Mixed-use development in Auburn (SUBURB of SYDNEY) LOCATED ON PARRAMATTA ROAD, MAJOR EAST/WEST ARTERY OF SYDNEY 38.1% Reading Cinemas 30.0% Apparel Retail 11.4% Office 9.5% Gym 6.1% Food and Beverage 4.2% Government Tenant 0.7% Vacant PROPERTY STATISTICS Third Party Tenants 14 Net Rentable Square Feet 148,059 SF (13,755 m2)* Average Occupancy as of 9/30/2020 99.3%* Weighted Average Lease Term 3.1 years** * Includes Reading Cinemas ** Reading Cinema lease excluded from Weighted Average Lease Term Reading International 13

CANNON PARK CINEMA ANCHORED CENTER IN TOWNSVILLE (QLD) 43.6% Leisure 20.9% Reading Cinemas 19.6% Food & Beverage 8.1% Service 3.2% Government Tenant l 4.6% Vacant PROPERTY STATISTICS Third Party Tenants 14 Net Rentable Square Feet 132,440 SF (12,304 m2)* Average Occupancy as of 9/30/2020 95.4%* Weighted Average Lease Term 2.7 years** New Leases - 07/01/2020 to 11/30/2020 18,772 SF (1,744 m2) Renewed Leases - 07/01/2020 to 11/30/2020 3,089 SF (287 m2) * Includes Reading Cinemas ** Reading Cinemas lease excluded from Weighted Average Lease Term Reading International 14

The Belmont Common CINEMA anchored CENTER In perth (wa) 75.0% Reading Cinemas 21.7% Food & Beverage 3.3% Vacant PROPERTY STATISTICS Third Party Tenants 4 Net Rentable Square Feet 60,118 SF (5,585 m2)* Average Occupancy as of 9/30/2020 96.7%* Weighted Average Lease Term 4.02 years** * Includes Reading Cinemas ** Reading Cinemas lease excluded from Weighted Average Lease Term Reading International 15

Australian Real Estate Portfolio COVID-19 AND CODE OF CONDUCT 84 third party tenants in AU portfolio Commencing in Q2 2020, proactively engaged with third party tenants impacted by COVID-19 by entering rental abatement and deferral deals in line with the Code of Conduct enacted by all AU states THIRD PARTY RENTS RECIEVED Approx. 87% (or AU$3.12M) of Q3 2020 recurring third party rents and operating payments have been received to date Rent abatements Approx. 10.7% (or AU$682K) of recurring rents abated from April 1, 2020 through September 30, 2020 Included in the AU$682K, the portion of rent abatements in Q3 2020 (AU$46K) was not material Rent deferrals Approx. 5.4% (or AU$343K) of recurring rents deferred from April 1, 2020 through September 30, 2020 Deferral repayments to be repaid over a 24-month period, which starts once each applicable AU state emergency period “Code of Conduct” ends. Included in the AU$343K, the portion of deferred billed rents recurring in Q3 2020 was approx. 2.2% (or AU$71K) Reading International 16 elevating community BY engagement remains core to portfolio strategy Despite the impacts and uncertainty of COVID-19, continue to execute on our community engagement strategy. Give back to our local community and loyal customers by marketing to their needs by creating memorable in-center experiences and engaging digital journeys. Engage and enrich our communities Connect our customers to our centers Collaborate and support our tenants during COVID-19 and thereafter Exploit the synergies between our cinema audiences and center customers Reading International 17

Courtenay Central CINEMA ANCHORED CENTER including 84,185 SF OF PARKING Wellington, New Zealand’s capital city Reading owns on a consolidated basis through various subsidiaries, 161,071 square feet of land area. Wellington, a resilient global city, is positively recovering from a short-term softening of the retail/commercial market due to COVID-19. During the COVID-19 crisis, Management is working through existing development plans to determine feasible strategies going forward. No material development funds were spent during 2020. Takina, the Wellington Convention and Exhibition Centre is a bold new venue currently under construction with a 2023 expected completion date across the street from Courtenay Central. Takina will be the Capital’s largest built infrastructure, offering a powerful combination of facilities that draw visitors to Wellington to learn, meet and be inspired. Construction cost of $180 million will feature almost 200,000 SF of space, attracting locals and visitors to see global entertaining and inspiring exhibitions that will be on show. Locally developed and curated exhibitions will be premiered here before touring offshore - exhibitions that showcase the creative talents of Wellington and NZ. Since 1998, Reading special purpose entities have strategically and separately owned three land parcels READING Courtenay CENTRAL LIMITED 80 Courtenay Place, consisting of 76,887 SF improved four level center including a 10 screen Reading Cinemas, ancillary retail and office space, where most of the center was required to closed in January 2019, due to seismic issues Reading Wellington Properties LIMITED 200 Wakefield Street and adjacent properties currently used for surface parking (46,952 SF) Courtenay Car Park Limited 24 Tory Street currently used for surface parking (37,232 SF) Reading International 18

70.4 ACRES OF INDUSTRIAL LAND IN MANUKAU/WIRI NEAR AUCKLAND AIRPORT, NEW ZEALAND Two Parcels Light Industrial 64.0 acres (or 2,785,698 SF) of gross undeveloped land Heavy Industrial 6.4 acres (or 277,041 SF) of gross undeveloped land DEVELOPMENT STATUS The Auckland Unitary Plan, which took effect in November 2016, requires key transportation infrastructure upgrades to be completed before any development on our Light Industrial land June 2020 - Obtained two key Resource Consent approvals to permit key transportation upgrades to occur Infrastructure Cost Sharing Agreement among Southern Gateway Consortium members remains an option Since 2015, our two parcels have materially increased in value through our successful rezoning of Prices Road to light industrial, progression of planning and improvement in industrial market conditions Both parcels unencumbered Exploring (i) possible joint arrangement with local property groups and/or (ii) sale Reading International 19

U.S. REAL ESTATE PORTFOLIO 73,113 SF of net leasable area (inclusive of anticipated BOMA adjustments) comprised of retail & office 75% interest in a 21,000 SF NYC cinema building and development potential of 80,000 SF, plus potential for additional 16,000 SF of air rights - Cinemas 123 9,000 SF Off Broadway style theater in NYC with one stage – Minetta Lane Theatre 5,000 SF Off Broadway style theater in NYC with one stage – Orpheum Theatre 60,000 SF Off Broadway style theater in Chicago, IL (includes four separate stages, office and retail space and parking structure) - Royal George Theatre 3,200 foot long and at least 70 foot wide elevated rail track in Philadelphia, PA - the Reading Viaduct 24 Taxable Parcels in Philadelphia, PA surrounding or adjacent to the Viaduct 24,000 SF Office Building in Culver City, CA (50% leased to third party) 50% interest in 202 acres of undeveloped land in Coachella, CA planned for residential Reading International 20

44 Union Square 73,113 SF of retail /office space in UNION SQUARE AREA OF New York City Reading has completed construction (subject to punch list items) following the relaxation of COVID-19 shutdown. Project was temporarily paused on March 22, 2020 due to New York State executive orders. Work resumed in early July 2020. Obtained core & shell TCO August 2020. Focused on lease-up of building. Location and "brandable" prominence of 44 Union Square/ Tammany Hall provide confidence for its long-term leasability. Reading International 21

CINEMAS 123 New YORK CITY property across from Bloomingdales 7,900 SF gross land area With inclusionary rights, we can build maximum of approximately 96,000 RSF As we wait for COVID-19 conditions to subside, our development plans are on hold New York City has historically shown ability to weather short-term adverse event trends Following re-opening post COVID-19, we will continue to operate property as three screen movie theater as we monitor market conditions READING VIADUCT & ADJACENT PROPERTIES PHILADELPHIA, PA Our Reading Viaduct is 3200 feet in length and at least 70 feet wide. Several small parcels (which all have air rights) adjacent to the Viaduct are also owned by Reading Center City District completed Phase One of Philadelphia's new elevated Rail Park. We continue to dialogue with the City about a potential re-development of the Viaduct All Viaduct related properties are unencumbered Reading International 22

202 ACRES IN COACHELLA, CA PLANNED PRIMARILY FOR RESIDENTIAL

As of today, the Shadow View Specific Plan calls for a residential community with commercial elements.

- RDI owns 50% of the 202 acres
- Strategically located south of Dillon Road between I-10 and Highway 86S in the highly rated Desert Sands School system
- Coachella housing market has improved year-over-year
  - Residential home sale prices in the Coachella Valley continue to weather COVID-19 headwinds and are projected to grow steadily in the coming years
  - Shadow View precinct neighbor, who owned over 300 acres, sold during summer of 2020 in one of the largest land transactions in City of Coachella in last decade
- Transportation Infrastructure and Civic Improvement works planned for the immediate area
- Two neighboring casinos have entered Tribal Compacts with State of California to expand operations (Fantasy Springs and TwentyNine Palms)

BASED ON 2020 MARKET IMPROVEMENT, READING IS EVALUATING STRATEGIC ALTERNATIVES FOR THIS UNENCUMBERED LAND.


10
86
111
DILLON ROAD
TYLER STREET
COMMERCIAL / MIXED USE / HIGH DENSITY OVERLAY
COMMERCIAL / MIXED USE / HIGH DENSITY OVERLAY
COMMERCIAL / MIXED USE / HIGH DENSITY OVERLAY
IV
V
III
II
I
VIII
VII
VI
PHASE II
IX
X
PHASE III
XI
PHASE I
PHASE II
FAMILY PARK

5995 Sepuleda 24,000 SF Office Building Culver city, California Culver City and neighboring Playa Vista are now home to Google, Apple, Amazon, HBO and TikTok One full floor serves as RDI corporate headquarters Second floor (12,152 SF) leased to WWP Inc., a leading beauty and personal care packaging company Reading International 24

Three Live Off-Broadway Theatres New York City & Chicago Property under all live theatres owned in fee Since March 2020, all have been closed by government directive due to COVID-19 New York City theaters expected to reopen in Q2 2021 Chicago theater expected to reopen Q1 2021 Minetta Lane Theatre (approx. 9,000 SF) Located in the heart of New York City’s West Village One stage with 399 seats Through March 2021 licensed to Audible, a subsidiary of Amazon, who produces one/two voice plays by emerging playwrights Orpheum Theatre (approx. 5,000 SF) Located in the heart of New York City’s East Village One stage with 347 seats For the last 26 years, Orpheum has been home to STOMP Royal George Theatre (approx. 60,000 SF) Located in Chicago’s Lincoln Park neighborhood Includes four distinct stages ranging from 50 to 448 seats, ancillary retail, office space and parking. Unencumbered Reading International 25

GLOBAL CINEMA STRATEGY 2021-2022 Build long term guest confidence in safe and responsible cinema operations following 2020’s COVID-19 crisis Grow cinema  portfolio through a measured and disciplined approach to future renovations and new opportunities Improve operating income by focusing on strategic, robust initiatives and efficiencies as developed during the COVID-19 crisis Reading International 26

GLOBAL CINEMA PORTFOLIO 60 movie theaters (498 screens) across Australia, New Zealand and the United States AUSTRALIA 24 locations/190 screens 2019 – 4th largest exhibitor in terms of box office* Operations began in 1996 – over 24 years of operating experience NEW ZEALAND 12 locations/70 screens 2019 – 3rd largest exhibitor in terms of box office* Operations began in 2002 – over 18 years of operating experience UNITED STATES 24 locations/238 screens 2019 – 10th largest exhibitor in terms of box office* Operate in 7 states (including D.C.) Leading Specialty exhibitor with Angelika Film Center brand and market leader in Hawaii *Gross Box Office data excludes Joint Ventures Reading International 27

Unique Cinema Portfolio Characteristics vs. Cinema Peers INTERNATIONAL PORTFOLIO AU AND NZ ARE TWO STABLE ECONOMIES WITH STRONG LOCAL FILM PRODUCTION SUPPORTING A PROGRAMMING SLATED LED BY HOLLYWOOD MOVIES • 48% of our Total Theater Revenues generated in Australia and New Zealand* OWNERSHIP VS. LEASING REDUCES MONTHLY OCCUPANCY COSTS, PROVIDES FINANCING FLEXIBILITY • Reading owns land underlying 20% of cinemas* SPECIALTY AND COMMERCIAL PROGRAMMING INTERNAL BOX OFFICE DIVERSIFICATION, CUSTOMER PROFILE GENERATES HIGHER SPENDS PER PATRON • Inspired by our Angelika Film Center brand, approx. 20% of our cinemas reflect a strong arthouse programming *Notes: Revenue data as of TTM September 2020 Cinema portfolio is based on number of leased vs owned theaters Reading data is as of September 30, 2020 Reading International 28

Global Cinemas 2020 Timeline - COVID-19 related TEMPORARY closures and reopenings* Closure MAR 16 – MAY 27 All 60 global cinemas closed Reopening MAY 27 – JUN 3 All NZ reopened with social distancing** Social distancing restriction removed on Jun 8. Reopening JUN 10 – JUL 1 All AU reopened with social distancing Closure JUL 8 – AUG 4 7 VIC in AU closed again Closure AUG 11 Lynn Mall reclosed Reopening Aug 21 – oct 16 Select U.S. reopened with social distancing 5 Hawaii 1 Dallas 1 Fairfax, VA 3 San Diego 3 Other CA 1 NJ Closure Aug 27 Hawaii reclosed 4 cinemas Reopening Aug 30 Lynn Mall reopened As of December 1, 2020 AU/NZ Cinemas 100% reopened (32 cinemas)* U.S. Cinemas 37.5% reopened (9 out of 24 cinemas)* Reopening Sep 24 4 cinemas in Hawaii reopened Closure Oct 22 – nov 17 California cinemas reclosed Reopening NOV 11 – nov 19 7 VIC in AU reopened with social distancing Reopening NOV 13 Plano, TX reopened Closure Nov 18 2 South AU location reclosed Reopening NOV 21 2 South AU locations reopened So, 100% of AU reopened with social distancing Reopening Dec 1 All AU and NZ operating Only 9 U.S. cinemas operating All with social distancing except NZ * Reading Cinema at Courtenay Central has been closed since January 2019 due to seismic concerns. For purposes of calculating reopened cinemas, this chart excludes (i) the Courtenay Central cinema and (ii) joint ventures where management is by another exhibitor. In December 2019, we temporarily closed our Kahala theater for a top-to-bottom renovation, which halted due to COVID-19. The closure is currently ongoing. ** References to social distancing take into account seat reductions at varying capacities based on local orders. Reading International 29

READING’s Global Cinemas have implemented enhanced health and safety measures AS a result of COVID-19 Masks required by all employees and guests U.S. – All reopened theaters AU – Not applicable NZ – Not applicable Social Distancing in auditoriums (seating capacity reduced in line with local regulations) U.S. & AU – All reopened theaters NZ – Not applicable Social Distancing in lobby areas (including use of plexiglass in contact areas) U.S. & AU – All reopened U.S. theaters NZ – Not applicable Defined cycles for increased cleaning and sanitization across theater operations U.S., AU & NZ – All reopened theaters Improved AIR QUALITY U.S. – Improved HVAC Filters in all reopened theaters AU – Victorian locations increased outside air by 25% per government guidelines NZ – Not applicable Delegation of COVID-19 Responsible Person in each cinema U.S., AU & NZ – All reopened theaters Reading International 30

AS OF OCTOBER 19, 2020, PAtrick von SYCHOWSKI Reported "An Extensive study undertaken by celluloid junkie has found that not A SINGLE OUTBREAK OF COVID-19 ANYWHERE ACROSS THE GLOBE CAN BE TRACED TO A CINEMA, MULTIPLEX OR PUBLIC SCREENING VENUE." Source: CJ Analysis: the number of COVID-19 Outbreaks traced to cinemas is zero Reading International 31

CHINA’S 2020 BOX OFFICE PROVIDES CONFIDENCE IN COVID-19 RECOVERY As we look to China's 2020 Box Office recovery, we are confident in the future recovery of the U.S. Box Office. Effectively containing COVID-19, China has reopened cinemas at 75% of seating capacity. Chinese filmgoers have returned to cinemas. Locally produced Chinese films have generated significant Box Office hits. Because of the U.S. COVID-19 crisis, by mid-October 2020, the Chinese Box Office had officially overtaken the North American Box Office – making China the world’s largest movie box office. The strength of the Chinese Box Office should continue to encourage Hollywood film production. Reading International 32

GLOBAL CINEMA STRATEGY EVOLVING THEATRICAL WINDOW COVID-19 has caused material disruption to the distribution of entertainment, including the theatrical release of movies. Today, both film companies and exhibitors are making decisions that reflect the extraordinary circumstances. Our booking decisions today reflect the moment in time and our need to generate attendance and box office. We recognize that the length of the Theatrical Window is an evolving issue, as should be other terms related to the release of content in movie theaters. The ultimate resolution of those fluid issues may vary between the U.S. and International markets. Reading International 33

GLOBAL CINEMA STRATEGY EVOLVING THEATRICAL WINDOW Major Studios/Specialty Distributors continue to publicly and privately recognize that the event of watching a movie in a Big Screen environment with a shared audience has played and will continue to play an essential part in the distribution of entertainment. The pent-up demand to have an out-of-the-home entertainment experience is evident in pandemic Drive-In grosses and International territories who have navigated COVID better than the U.S. Economics of releasing tentpole films require a theatrical engagement. Reading International 34

ANGELIKA
OUR SPECIALTY BRAND

Inspired by the Angelika Film Center in NYC, the programming of our Angelika brand focuses on international and independent films and documentaries. The December 2019 acquisition of the State Cinema in Tasmania, the fifth highest grossing arthouse in AU, supports an international Angelika strategy.

- In 2019, the overall arthouse industry experienced a decrease in box office due to a weakness in the content compared to earlier years, which impacted the overall result for our 2019 U.S. cinema performance.

- Despite 2019 dip in U.S., we remain confident in the arthouse audience and its long-term viability.

- Evolution of the theatrical windows may lead to increase in the variety and amount of content.

- The U.S. embrace of the Oscar winner, *Parasite,* suggests an expanded appetite for foreign language films.

- The arthouse/specialty audience represents a more mature filmgoer. We see that audience continuing to embrace the Big Screen shared experience – State Cinema in Tasmania.

    - Of all our global cinemas, the State Cinema in AU has delivered our circuit's most encouraging attendance results in COVID-19 environment.


NOMADLAND
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GRAND CANYON STATE


ENTERTAINMENT PORTAL
SUNDANCE FILM FESTIVAL | CANNES FILM FESTIVAL | TELLURIDE FILM FESTIVAL | TORONTO FILM FESTIVAL | NEW YORK FILM FESTIVAL
THE TRUFFLE HUNTERS


based on the INTERNATIONAL BESTSELLER by PATRICK DEWITT
FRENCH EXIT
LUCAS HEDGES
as Malcolm
MICHELLE PFEIFFER
as Frances Price
TRACY LETTS
as 'Small Frank' the family cat

After SIGNIFICANT investment in CINEMA PORTFOLIO OVER THE LAST FIVE YEARS, READY FOR POST COVID-19 RECOVERY RECLINER SEATING 39% of U.S. screens feature Luxury Recliner Seating 26% of AU/NZ screens feature Luxury Recliner Seating PREMIUM SCREENS – TITAN LUXE OR TITAN XC 33% of US theaters feature at least one Premium auditorium (IMAX, TITAN LUXE or TITAN XC) 47% of AU/NZ theaters feature a Premium Auditorium (TITAN XC or LUXE) ELEVATED FOOD & BEVERAGE 67% of U.S. cinemas offer enhanced F&B menus (including liquor) 44% of AU/NZ cinemas offer enhanced F&B menus through Gold Lounges/Premium auditoriums 55% of our global cinemas serve liquor Note: Data as of September 30, 2020 unless noted otherwise and includes joint ventures. Reading International 36

“The immersive bigger-than-life movie theatre experience remains a singular, essential and relevant part of the entertainment diet of consumers around the world. The gold standard experience created by cinemas combined with amazing studio films will continue to draw enthusiastic crowds now and in the future.” Paul Dergarabedian Comscore’s Senior Media Analyst Reading International 37

AFTER SIGNIFICANT INVESTMENT IN CINEMA PORTFOLIO OVER THE LAST FIVE YEARS, READY FOR POST COVID-19 RECOVERY

ACQUISITIONS/LEASED EXISTING CINEMA SPACES

- December 2019 – acquired the iconic State Cinema featuring 10 screens, a rooftop cinema and bar, a large café, and a bookstore. The State Cinema, a leading AU arthouse, is AU's fifth highest grossing arthouse
- January 2019 – acquired a well-established four-screen cinema in Devonport, Tasmania, Australia
- June 2019 – opened The Hutt Pop-Up by Reading Cinemas, a three-screen cinema in Lower Hutt, Wellington, NZ

BUILT NEW CINEMAS

- December 2019 – opened a six-screen Reading Cinemas in the Burwood Brickworks shopping center in Melbourne, Australia
- December 2017 – opened an eight-screen Reading Cinemas in the new entertainment precinct of Newmarket Village in Brisbane area

Note: Data as of September 30, 2020 unless noted otherwise and includes joint ventures.


ANGELIKA
BAR


BURWOOD
BRICKWORKS






TITAN LUXE
DOLBY ATMOS

Continued execution OF global cinema strategy through COVID-19 PERIOD NEW STATE-OF-THE-ART READING CINEMAS OPENS IN QUEENSLAND ON BOXING DAY 2020 Despite COVID-19 impacts, together with our landlord, we worked to complete the fit-out of our new Reading Cinemas at DFO Jindalee 6 screens with luxury recliners 1 TITAN LUXE with DOLBY ATMOS All state-of-the-art laser projection Newly curated enhanced F&B offering (including liquor) Big Screen Holiday line-up – Wonder Woman 1984, Croods 2 and locally produced The Dry starring Eric Bana, each of which have acceptable theatrical windows Reading International 39

While closed, we developed new initiatives that will support post covid-19 growth ANGELIKA ANYWHERE Launching streaming service with arthouse focus EATS AT HOME Began food delivery service from key F&B cinemas PRE-ORDER F&B ON APP To promote contactless experience, soft launched F & B ordering app PRIVATE THEATER RENTALS Launched private screening program with range of content options CURATED PROGRAMMING Due to lack of major movie releases, global programming team created programs based on library content DRIVE-IN DEVELOPMENT In the final planning stages of launching a single screen temporary drive-in Reading International 40

We’re launching Angelika Anywhere a streaming service and digital video store curated for film lovers and inspired by the community that, for the last 30 years, has supported New York City’s Angelika Film Center, the most recognized dedicated arthouse in the world. Service will offer transactional video-on-demand rentals and digital purchases of films. Not subscription based or ad-supported. Curated mission to focus on independent and foreign film, documentaries, and the more specialized movies from the major studios. Featured content includes both films that have played at NYC’s Angelika and those that have been hand-selected by Angelika’s programming team. All films can be viewed on a web browser, Apple devices (iPhone, iPad via App or browser), Apple TV, Apple TV app and Google devices (Android phones via App or browser, Android TV devices), and Google Chromecast. Reading International 41

EARLY IN COVID-19 PANDEMIC, we LAUNCHED CINEMA EATS AT HOME SERVICE To maintain brand awareness, including promoting our elevated F&B offers, and to assist with retained staff payroll costs, select U.S. cinemas offered cinema food favorites for take-out or delivery to home via Uber Eats app. Reading International 42

To promote contactless experience, soft launched F&B MENU from APP To provide contactless experience during COVID-19 and to improve operational efficiency, soft launched full F&B menu ordering from Angelika app – Q3 2020 By end of Q4 2020, roll out to other U.S. cinemas By end of Q1 2021, will offer advance ordering on websites and kiosks in select U.S. cinemas During 2021, expect to roll out F&B ordering online to AU/NZ cinemas Reading International 43

DRIVE-IN DEVELOPMENT COVID-19 social distancing requirements have led to the resurgence of the Drive-in experience We are in the final planning stages of launching a drive-in at one of our existing theaters in California Capacity – approximately 90 cars Limited capital investment City requires temporary use permit Reading International 44

LAUNCHED bespoke private THEATER RENTALS EARLY IN COVID-19 CRISIS To cater to friends & family only groups As communities faced COVID-19 challenges, we took into account the varying comfort levels of different audience members Private VIP screenings of library titles selected by guests Private auditorium rentals for “Gaming on Big Screen” Private rentals for screening movies (current or recently released) Pre-ordered F&B packages AU/NZ launched offer June 2020 and U.S. launched offer July 2020 Reading International 45

RELEASE SCHEDULE CHANGES LEAD to OUR CREATIVE PROGRAMMING Due to lack of content from the major studios during COVID-19, our global programming teams were able to create programs or series based on library titles from the major studios to keep audiences engaged with our brands during the early days of COVID-19.. Reading International 46

FINANCIAL REVIEW Gilbert Avanes Executive Vice President, Chief Financial Officer & Treasurer Reading International 47

FOLLOWING ONSET OF COVID-19, WORKED WITH PRINCIPAL LENDERS TO Obtain COVENANT modifications Bank of America – U.S. Certain financial covenants modified and temporarily suspended testing of other covenant tests through measurement period ending September 30, 2021 New covenant test added requiring maintenance of liquidity levels Cash balances in excess of $3.0 million to be used to paydown debt, but amounts remain available for re-borrowing The interest rate on borrowings under this facility was fixed at 3.0% above the “Eurodollar” rate, which itself now has a floor of 1.0% As of September 30, 2020, $5.8 million available under this credit facility National Australia Bank – AU Certain covenant testing modified through the quarter ended June 30, 2021 During the modification period the interest rate on amounts borrowed under the facility is 1.75% Modified the Fixed Charge Cover Ratio testing for the quarters through June 30, 2021 so that ratio testing is calculated on each respective quarter’s trading performance, as opposed to annually and waives the leverage ratio testing through the quarter ended June 30, 2021 Westpac Bank – NZ Waived second and third quarter covenant testing Increased the interest rate to 2.40% above the Bank Bill Bid Rate and line of credit charge to 1.65% Extended maturity date to January 1, 2024 Reading International 48

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, ($ in thousands, except per share data) 2019 2018 Revenues  $ 276,768  $ 308,931 Operating Income  9,123  23,624 Interest Expense, net 7,904 6,837 Income Tax Expense 28,837 3,298 Net Income (Loss) Attributable to Common Shareholders (26,429) 14,034 Earnings (Loss) Per Share – Attributable to Common Shareholders (1.17) 0.61 EBITDA 33,059 46,444 Adjusted EBITDA (1) $ 34,024 $ 50,295 Source: Form 10-K for year ended December 31, 2019 (1) For Adjusted EBITDA, for 2019 we have added back legal fees of $1.0 million and for 2018 we have added back legal fees of $3.9 million. Reading International 49

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS NINE MONTHS ENDED SEPTEMBER 30, ($ in thousands, except per share data) 2020 2019 Revenues $ 62,841 $ 207,886 Operating Income (Loss) (46,610) 7,209 Interest Expense, net 6,176 5,924 Income Tax Expense (Benefit) (5,070) 1,101 Net Income (Loss) Attributable to Common Shareholders (47,806) 1,057 Earnings (Loss) Per Share - Attributable to Common Shareholders (2.20) 0.05 EBITDA (30,551) 24,952 Adjusted EBITDA (1) $ (30,315) $ 25,734 Source: Form 10-Q for the quarter and nine months ended September 30, 2020. (1) For Adjusted EBITDA, for YTD Sep 2020 we have added back legal fees of $0.2 million and for YTD Sep 2019 we have added back legal fees of $0.8 million. Reading International 50

SUMMARY BALANCE SHEET ($ in thousands) 9/30/2020 12/31/2019 12/31/2018 Cash and Cash Equivalents $ 27,775 $ 12,135 $ 13,127 Receivables 3,300 7,085 8,045 Other Current Assets 11,072 7,779 9,086 Total Current Assets 42,147 26,999 30,258 Operating Property, Net 340,167 258,138 257,667 Operating Lease Right-Of-Use Assets 213,177 229,879 - Investment and Development Property, Net 29,839 114,024 86,804 Investment in Unconsolidated Joint Ventures and Entities 4,807 5,069 5,121 Other Assets 43,300 40,880 59,387 Total Assets $ 673,437 $ 674,989 $ 439,237  Total Current Liabilities $ 116,995 $ 111,137 $ 86,305 Long Term Notes Payable 201,399 140,602 106,286 Subordinated Debt 28,690 29,030 26,061 Operating Lease Liabilities – Non-Current Portion 206,415 223,164 - Other Long Term Liabilities 29,731 31,440 40,606 Total Stockholders Equity   90,207 139,616 179,979 Total Liabilities & Stockholders Equity $ 673,437 $ 674,989 $ 439,237 Sources: Form 10-Q for the quarter and nine months ended September 30, 2020 and Form 10-K for the year ended December 31, 2019. Reading International 51

READING INTERNATIONAL DEBT Debt Summary AS OF DECEMBER 31, 2019 ($ in thousands) Corporate and/or Property Debt Expiration Year Contractual Capacity Capacity Used Unused Capacity Trust Preferred Securities C 2027 $ 27,913 $ 27,913 $ - U.S. Corporate Office P 2027 9,260 9,260 - Union Square Construction Financing P 2020 (3) 50,000 36,048 13,952 (2) Bank of America C 2023 60,000 33,500 26,500 Purchase Money Promissory Note C 2024 3,363 3,363 - Cinema 1, 2, 3 P 2022 18,658 18,658 - National Australia Bank (1) C 2023 84,360 65,731 18,629 Westpac Bank (1) C/P 2023 21,584 6,745 14,839 Minetta & Orpheum P 2023 8,000 8,000 - Total $ 283,138 $ 209,218 $ 73,920 Source: Form 10-K for the year ended December 31, 2019. The borrowings are denominated in foreign currency. The contractual capacity and capacity used were translated into U.S. dollars based on the applicable exchange rates as of December 31, 2019. The $13,952 (of the $73,920) in unused capacity is restricted for 44 Union square redevelopment project. Currently seeking takeout financing Reading International 52

READING INTERNATIONAL DEBT Debt Summary AS OF SEPTEMBER 30, 2020 ($ in thousands) Corporate and/or Property Debt Expiration Year Contractual Capacity Capacity Used Unused Capacity Trust Preferred Securities C 2027 $ 27,913 $ 27,913 $ - U.S. Corporate Office P 2027 9,246 9,246 - Union Square Construction Financing P 2020 (3) 50,000 40,064 9,936 (2) Bank of America C 2023 60,000 54,200 5,800 Purchase Money Promissory Note C 2024 2,883 2,883 - Cinema 1, 2, 3 P 2022 24,768 24,768 - National Australia Bank (1) C 2023 85,920 85,920 - Westpac Bank (1) C/P 2023 21,146 21,146 - Minetta & Orpheum P 2023 8,000 8,000 - Total $ 289,876 $ 274,140 $ 15,736 Source: Form 10-Q for the quarter and nine months ended September 30, 2020. The borrowings are denominated in foreign currency. The contractual capacity and capacity used were translated into U.S. dollars based on the applicable exchange rates as of September 30, 2020. The $9,936 (of the $15,736) in unused capacity is restricted for 44 Union square redevelopment project. Currently seeking takeout financing Reading International 53

2001-SEP 2020 TTM YEARLY FINANCIAL TREND in US$ Notes: Data presented above have been adjusted to reflect adjustments, if any, to prior years based on the latest K’s and Q’s. *Asset Value reflects amounts set forth in Reading public filings (10-Ks and 10-Qs). In many instances, the amounts do not reflect today’s market values or take into account potential development value. Starting in 2019 lease accounting was incorporated into our financial statements **For Adjusted EBITDA, for TTM Sep 2020 we have added back legal fees of $0.4 million, 2019 we have added back legal fees of $1.0 million, for 2018 we have added back legal fees of $3.9 million; for 2017 we removed gain on sale of assets amounting to $9.4 million and casualty loss recovery of $9.2 million and added back legal fees of $4.0 million; for 2016 we added back casualty loss and a gain on sale of assets totaling $1.0 million and legal fees of $3.7 million; and for 2015 we removed gain on sale of assets of $11.0 million and added back legal fees of $1.2 million. Reading International 54

THE CORE VALUES & GUIDING PRINCIPLES INSPIRED BY OUR FOUNDER WILL SUPPORT US THROUGH THE COVID-19 CRISIS AND RECOVERY JAMES J. COTTER SR. ENTREPRENEURIAL approach to our business EDUCATED analysis underpins our strategies ENGAGING our guests is paramount to our success EXECUTION is a focus of our three-year strategy EXTENDED VIEW means pursuing a long-term value strategy EMPATHETIC approach to our stakeholders The Controlling Stockholders remain committed to the preservation of Long Term STOCKHOLDER Value Reading International 55

THANK YOU WE ARE STILL HERE OUR REAL ESTATE IS STRONG OUR CINEMAS ARE READY TO GO! Reading International 56